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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated December 22, 2000 included in AmeriQuest Technologies, Inc.'s Form 10-K for the year ended September 30, 2000.


                             /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
     July 17, 2001


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